UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                           FORM 8-K -- CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 20, 1997


                            PATRICK INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)


     Indiana                  0-3922                35-1057796
(State or other          Commission File         (I.R.S. Employer
jurisdiction of               Number            Identification No.)
incorporation or
organization)


1800 South 14th Street, P.O. Box 638, Elkhart, Indiana     46515
(Address of principal executive offices)                 (Zip Code)


                               (219) 294-7511
           Registrant's telephone number, including area code


                                 Not Applicable
              (Former name, former address and former fiscal year,
                         if changed since last report.)

Item 5.  Other Events.

     On August 20, 1997, the registrant issued a press release announcing that it is no longer considering the proposal announced July 3, 1997, which it received for the acquisition of all of the shares of the Company's stock.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PATRICK INDUSTRIES, INC.
                              (Registrant)

                              /s/ Keith V. Kankel
                              _____________________________
                              Keith V. Kankel

Date:  August 22, 1997